File No. 811-6187
                                             File No. 33-36454
                                             Filed pursuant to Rule 497(e)
                                             under the Securities Act of
                                             1933, as amended.



                     ASM Index 30 Fund, Inc.
 Supplement dated December 28, 1998 to Prospectus dated March 1, 1998

         The expense table included in this prospectus reflects a commitment to the Fund (the "expense commitment") that the Advisor would bear expenses of the Fund exceeding eighteen basis points computed on the Fund's average net assets. Recently, the Board of Directors of the Fund was advised of information which required the Board to consider whether the Advisor will be able to continue to fulfill the expense commitment in the future. Absent the expense commitment, the expense ratio for the Fund would be materially higher than the Fund had to bear under the terms of the expense commitment. The Fund was reimbursed by the Advisor for excess expenses during the fiscal years ended October 31, 1997 and 1998. In the absence of such payments, the Fund's expense ratio during such years would have been 1.05% and 0.91%, respectively.

         The Chairman and President of the Advisor, who is also a director and officer of the Fund, has requested and received an indefinite leave of absence for personal reasons from all positions with the Fund, and from the day-to-day operation of the Advisor with respect to the Fund. Other officers and employees of the Advisor and the Fund continue to operate the Fund under the supervision of the independent directors of the Fund.

         On December 23, 1998, at a meeting of the independent members of the Board of Directors, the directors voted to notify the Advisor of the termination of the present investment advisory agreement effective sixty days after delivery of notice of termination of the agreement. During this sixty-day period, the Board will solicit proposals from other funds and advisors, and will consider alternative arrangements. Such alternatives include a recommendation that shareholders vote to approve a new investment advisory relationship with another advisor, vote to reorganize the Fund with another fund in a tax-free reorganization or, in the absence of such options, vote to terminate the Fund and distribute its assets to the shareholders. The Board has established a reserve for the expense of implementing such alternatives.

         Pending resolution of these concerns, the Board is confident that the custodian bank, transfer agent, accounting services agent, independent accountants and counsel for the Fund can continue to provide the services required for the conduct of the Fund's business.